NO. 333 - 115450

     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 25, 2004
                   _________________________________________
                   _________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                -----------------
                        Post-Effective Amendment No. 1 to
                                    FORM S-11
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933
                                -----------------
                         PERMANENT FINANCING (NO. 5) PLC
            (Exact name of Registrant 1 as specified in its charter)
   BLACKWELL HOUSE, GUILDHALL YARD, LONDON EC2V 5AE, UNITED KINGDOM, (+44) 020
                                    7556 0972
  (Address and telephone number of Registrant 1's principal executive offices)

                              CT Corporation System
                                111 Eighth Avenue
                            New York, New York 10011
                                 (212) 894-8600
      (Name, address and phone number of Registrant 1's agent for service)

                        PERMANENT FUNDING (NO. 1) LIMITED
            (Exact name of Registrant 2 as specified in its charter)
   BLACKWELL HOUSE, GUILDHALL YARD, LONDON EC2V 5AE, UNITED KINGDOM, (+44) 020
                                    7556 0972
  (Address and telephone number of Registrant 2's principal executive offices)

                              CT Corporation System
                                111 Eighth Avenue
                            New York, New York 10011
                                 (212) 894-8600
      (Name, address and phone number of Registrant 2's agent for service)

                       PERMANENT MORTGAGES TRUSTEE LIMITED
            (Exact name of Registrant 3 as specified in its charter)

          47 ESPLANADE, ST. HELIER, JERSEY JE1 0BD, (+44) 01534 510 924 (Address and telephone number of Registrant 3's principal executive offices)

                              CT Corporation System
                                111 Eighth Avenue
                            New York, New York 10011
                                 (212) 894-8600
      (Name, address and phone number of Registrant 3's agent for service)
                                -----------------
                                   Copies to:

David Balai                        Christopher Bernard, Esq.          Robert Torch, Esq.
HBOS Treasury Services plc         Allen & Overy LLP                  Sidley Austin Brown & Wood
33 Old Broad Street                One New Change                     Woolgate Exchange, 25 Basinghall Street
London EC2N 1HZ, United Kingdom    London EC4M 9QQ, United Kingdom    London EC2V 5HA, United Kingdom

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. {square}

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. {square} No. 333-115450

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. {square}

    If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. {square}
                   _________________________________________
                   _________________________________________

This amendment is being filed for the purpose of amending certain exhibits.

    Explanatory Note: This Post-Effective Amendment No. 1 to the Registration Statement is being filed solely to amend certain exhibits previously filed with the Registration Statement. Exhibit 4.10 (Form of Amended and Restated Servicing Agreement) is being amended to reflect amendments to this exhibit as previously filed. Exhibits 23.3 (Consent of auditors) and 25.1 (Statement of Eligibility of Trustee (Form T-1)) are being amended to correct date references which appeared in these exhibits as previously filed.

ITEM 36.FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS:

    Financial statements for each of Permanent Financing (No. 5) PLC and Permanent Funding (No. 1) Limited are filed as part of this registration statement. There are no additional schedules to the financial statements.


(B) EXHIBITS:

                                                                                                                      SEQUENTIAL
                                                                                                                            PAGE
EXHIBIT NO.  DESCRIPTION OF EXHIBIT                                                                                       NUMBER
-----------  -------------------------------------------------------------------------------------------------------  ----------
1.1          Form of Underwriting Agreement(4)
3.1.1        Memorandum and Articles of Association of Permanent Financing (No. 5) PLC(4)
3.1.2        Memorandum and Articles of Association of Permanent Funding (No. 1) Limited(1)
3.1.3        Memorandum and Articles of Association of Permanent Mortgages Trustee Limited(1)
4.1          Form of Amended and Restated Intercompany Loan Terms and Conditions(2) and Form of Loan Confirmation(4)
4.2          Form of Amended and Restated Mortgages Trust Deed(4)
4.3          Form of Amended and Restated Mortgage Sale Agreement(4)
4.4          Form of Deed of Charge of Permanent Financing (No. 5) PLC(4)
4.5          Form of Fourth Deed of Accession to the Amended and Restated Deed of Charge of Permanent Funding (No. 1)
             Limited(4)
4.6          Form of Issuer Trust Deed(4)
4.7          Form of Issuer Paying Agent and Agent Bank Agreement(4)
4.8          Form of Amended and Restated Cash Management Agreement(3)
4.9          Form of Issuer Cash Management Agreement(4)
4.10         Form of Amended and Restated Servicing Agreement
4.11         Form of Post-Enforcement Call Option Agreement(4)
4.12         Form of Issuer Bank Account Agreement(4)
5.1          Opinion of Allen & Overy as to validity(4)
8.1          Opinion of Allen & Overy as to US tax matters(4)
8.2          Opinion of Allen & Overy as to UK tax matters(4)
8.3          Opinion of Mourant du Feu & Jeune as to Jersey tax Matters(4)
10.1         Form of Amended and Restated Funding 1 Liquidity Facility Agreement(4)
10.2.1       Form of series 1 Class A Dollar Currency Swap Agreement(4)
10.2.2       Form of series 1 Class B Dollar Currency Swap Agreement(4)
10.2.3       Form of series 1 Class C Dollar Currency Swap Agreement(4)
10.2.4       Form of series 2 Class A Dollar Currency Swap Agreement(4)
10.2.5       Form of series 2 Class B Dollar Currency Swap Agreement(4)
10.2.6       Form of series 2 Class C Dollar Currency Swap Agreement(4)
10.2.7       Form of series 3 Class A Dollar Currency Swap Agreement(4)
10.2.8       Form of series 3 Class B Dollar Currency Swap Agreement(4)
10.2.9       Form of series 3 Class C Dollar Currency Swap Agreement(4)
10.3         Form of Amended and Restated Funding 1 Swap Agreement(4)
10.4         Form of Fifth Start-up Loan Agreement(4)
10.5.1       Form of Amended and Restated Master Definitions and Construction Schedule(4)
10.5.2       Form of Issuer Master Definitions and Construction Schedule(4)
10.6.1       Form of Issuer Corporate Services Agreement(4)
10.6.2       Form of Mortgages Trustee Corporate Services Agreement(1)
10.6.3       Form of Funding 1 Corporate Services Agreement(1)
23.1         Consent of Allen & Overy (included in Exhibits 5.1, 8.1 and 8.2)
23.2         Consent of Mourant du Feu & Jeune (included in Exhibit 8.3)
23.3         Consent of auditors
24.1         Power of Attorney (4)
25.1         Statement of Eligibility of Trustee (Form T-1)


(1) Incorporated by reference from the Form S-11 filed by Permanent Financing (No. 1) PLC (File No. 333-88874) which became effective on June 11, 2002.
(2) Incorporated by reference from the Form S-11 filed by Permanent Financing (No. 3) PLC (File No. 333-109144) which became effective on November 12, 2003.
(3) Incorporated by reference from the Form S-11 filed by Permanent Financing (No. 4) PLC (File No. 333-111850) which became effective on March 1, 2004.
(4) Previously filed.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-11 and has duly caused this registration statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorised, in the city of London, on August 25, 2004.


PERMANENT FINANCING (NO. 5) PLC

By: /s/ David Balai
    ---------------------------------
Name:     SFM Directors Limited by
          its authorized person
          Jonathan Keighley for and
          on its behalf*

Title:    Director

PERMANENT FUNDING (NO. 1) LIMITED

By: /s/ David Balai
    ---------------------------------
Name:     SFM Directors Limited by
          its authorized person
          Jonathan Keighley for and
          on its behalf*

Title:    Director

PERMANENT MORTGAGES TRUSTEE LIMITED

By: /s/ David Balai
    ---------------------------------
Name:     David Balai


Title:    Director



*By:  David Balai
      Attorney-in-fact

    Pursuant to the requirements of the Securities Act of 1933, this registration statement or amendment thereto has been signed by the following persons in the capacities and on the dates indicated below.

PERMANENT FINANCING (NO. 5) PLC

SIGNATURE                                         TITLE                         DATE
----------------------------------------------    --------------------------    ---------------
By: /s/ David Balai
    ------------------------------------------
Name:  SFM Directors Limited by its authorized    Director                      August 25, 2004
       person James G S Macdonald for and on
       its behalf*



By: /s/ David Balai
    ------------------------------------------
Name:  SFM Directors No. 2 Limited by its         Director                      August 25, 2004
       authorized person Jonathan Keighley for
       and on its behalf*



By: /s/ David Balai
    ------------------------------------------
Name:  David Balai                                Director                      August 25, 2004




PERMANENT FUNDING (NO. 1) LIMITED

SIGNATURE                                         TITLE                         DATE
----------------------------------------------    --------------------------    ---------------
By: /s/ David Balai
    ------------------------------------------
Name:  SFM Directors Limited by its authorized    Director                      August 25, 2004
       person James G S Macdonald for and on
       its behalf*



By: /s/ David Balai
    ------------------------------------------
Name:  SFM Directors No. 2 Limited by its         Director                      August 25, 2004
       authorized person Jonathan Keighley for
       and on its behalf*



By: /s/ David Balai
    ------------------------------------------
Name:  David Balai                                Director                      August 25, 2004



*By:   David Balai
       Attorney-in-fact

PERMANENT MORTGAGES TRUSTEE LIMITED

SIGNATURE                                         TITLE                         DATE
----------------------------------------------    --------------------------    ---------------
By: /s/ David Balai
    ------------------------------------------
Name:  Michael George Best*                       Director                      August 25, 2004



By: /s/ David Balai
    ------------------------------------------
Name:  Peter John Richardson*                     Director                      August 25, 2004



By: /s/ David Balai
    ------------------------------------------
Name: David Balai                                 Director                      August 25, 2004




*By:  David Balai
      Attorney-in-fact

                   SIGNATURE OF AUTHORIZED REPRESENTATIVE OF
                        PERMANENT FINANCING (NO. 5) PLC

    Pursuant to the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Permanent Financing (No.
5) PLC, has signed this registration statement or amendment thereto in New York, New York on August 25, 2004.

By: /s/ Sheila Clark
    -------------------------------------
Name:   Sheila Clark
     ------------------------------------

Office: CT Corporation System
       ----------------------------------






                   SIGNATURE OF AUTHORIZED REPRESENTATIVE OF
                       PERMANENT FUNDING (NO. 1) LIMITED

    Pursuant to the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Permanent Funding (No.
1) Limited, has signed this registration statement or amendment thereto in New York, New York on August 25, 2004.

By: /s/ Sheila Clark
    -------------------------------------
Name:   Sheila Clark
     ------------------------------------

Office: CT Corporation System
       ----------------------------------






                   SIGNATURE OF AUTHORIZED REPRESENTATIVE OF
                      PERMANENT MORTGAGES TRUSTEE LIMITED

    Pursuant to the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Permanent Mortgages Trustee Limited, has signed this registration statement or amendment thereto in New York, New York on August 25, 2004.

By: /s/ Sheila Clark
    -------------------------------------
Name:   Sheila Clark
     ------------------------------------

Office: CT Corporation System
       ----------------------------------